(22) Subsequent Events	3 Months Ended
Dec. 31, 2013
Notes
(22) Subsequent Events

(22)         SUBSEQUENT EVENTS

The Company evaluated subsequent events through the date the accompanying consolidated financial statements were issued.  Subsequent to December 31, 2013, the following events occurred:

1)       The Company issued to directors for services rendered during the first fiscal quarter ended December 31, 2013, warrants to purchase 5,860 shares of Common Stock with an exercise price of $19.29 per share, valued at the date of grant at $30,035 using the Black-Scholes model.

2)       496 shares of common stock were issued for first quarter Series D Preferred stock dividends, valued at $9,427.

3)       1,173 shares of common stock were issued to several directors for services rendered, valued at $22,500.

4)       134 shares of common stock were issued from the cashless exercise of employee options, valued at $2,600.

5)       On January 3, 2014, the Company entered into an unsecured Facility Agreement with Tetra House Pte. Ltd., a related-party entity, controlled by the Company’s Chairman, Guy Dubois.  Under this agreement, the Company may borrow up to $25,000,000 for working capital and acquisitions purposes. The loan bears interest at a rate of 8 percent per annum, payable in arrears semi-annually, with all principal and accrued and unpaid interest due on January 3, 2016. In addition, the Company agreed to pay Tetra House an arrangement fee equal to 3 percent of the aggregate maximum amount under the loan. After the loan was executed, Tetra House assigned the Facility Agreement to Conrent Invest S.A.  Since January 3, 2014, the Company borrowed $10,000,000 under the Facility Agreement.

6)       On January 16, 2014, the Company sent notices of redemption to holders of 261 shares of Series D Preferred stock of the Company.  Pursuant to Section 10(c) of the Designation of Rights and Preferences the Company has the right to redeem Series D Preferred shares for cash at 120 percent of the original issue price at any time after December 1, 2010.  The date of redemption has been set as February 13, 2014.  The redemption by the Company is subject to the right of the Series D shareholder to convert the shares of Series D Preferred stock into common stock by giving notice of conversion prior to the date of redemption.  If all 261 shares of Series D Preferred stock are redeemed by the Company, the cost to the Company will be $312,008.

7)       On February 10, 2014, the Company entered into a non-binding letter of intent to acquire all of the issued and outstanding stock of Emerge Monitoring, Inc, a Florida corporation and all of its subsidiaries and affiliate entities. The parties are currently negotiating a definitive agreement for the stock purchase; compensation for the stock will be a combination of cash and our common stock. It is the intent of the parties to close the transaction as soon as possible.